UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary proxy statement

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☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240-14a-12

Maxim Integrated Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MAXIM INTEGRATED PRODUCTS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

Stockholder Meeting to be held on 12/15/08

Proxy Materials Available

Notice and Proxy Statement

Form 10-K

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MAXIM INTEGRATED PRODUCTS, INC. 120 SAN GABRIEL DRIVE

SUNNYVALE, CA 94086

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PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 12/01/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual Meeting Date: 12/15/08

Meeting Time: 10:00 a.m. Pacific Time For holders as of: 10/24/08

Meeting Location:

Maxim Integrated Products, Inc. Event Center 433 N. Mathilda Avenue Sunnyvale, California 94086

Meeting Directions:

For Meeting Directions Please Call: 408-530-6699

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

Our board of directors recommends that you vote the shares (1) “FOR” each of the nominees to the board of directors, (2) “FOR” the ratification of our independent registered public accounting firm for the 2009 fiscal year, and (3) “FOR” the adoption of our 2008 Employee Stock Participation Plan.

1. To elect seven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

The 7 director nominees are:

01) Tunc Doluca 04) Robert E. Grady 02) B. Kipling Hagopian 06) William D. Watkins 03) James R. Bergman 07) A. R. Frank Wazzan 04) Joseph R. Bronson

2. To ratify the appointment of Deloitte & Touche LLP as Maxim’s independent registered public accounting firm for the fiscal year ending June 27, 2009.

3. To approve the adoption of Maxim’s 2008 Employee Stock Purchase Plan with 4,000,000 shares of common stock reserved for issuance thereunder.

4. To consider such other business as may properly come before the meeting.

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